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                                                                   EXHIBIT 10.54
                            STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement (the "Agreement"), is made and entered into as of the _____ day of March, 2001, by and among Pinnacle Towers, Inc., a Delaware corporation, (the "Buyer"), and Robert J. Wolsey and Steven R. Day (the "Sellers") and is made in reference to the following facts:

                                R E C I T A L S:

         A. Each of the Sellers owns one hundred (100) shares (the "Stock") of the issued and outstanding shares of the voting common stock of PINNACLE TOWERS IV, INC. (the "Corporation").

         B. Each of the Sellers desires to sell, and Buyer desires to purchase, the Stock on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Purchase and Sale and Transfer of Stock. The Sellers hereby agree to sell, transfer, convey and deliver to the Buyer, and the Buyer hereby agrees to purchase and accept delivery of, all of the Stock owned by each of them.

         2. Purchase Price, Payment and Security. The purchase price (the "Purchase Price") to be paid by the Buyer to each of the Sellers for all of the Stock owned by each of them is One Thousand Dollars ($ 1,000.00).

         3. Closing. The closing (the "Closing") of the transactions contemplated hereby will occur at a time on or before March 30, 2001, and at a place, mutually acceptable to the parties. At the Closing, the following will occur:

                  a. Buyer shall deliver to each Seller a check in the amount of the Purchase Price; and

                  b. Each Seller shall deliver to Buyer a certificate or certificates representing the Stock, registered in the name of Seller, duly endorsed by the Seller for transfer to the Buyer or accompanied by an irrevocable stock power duly executed by the Seller.

         4. Conditions Precedent. The consummation of the transactions contemplated hereby are subject to the satisfaction of the following conditions precedent:


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                  a.       The approval of this Agreement and the transactions
contemplated hereby by the Board of Directors of Pinnacle Holdings Inc.;

                  b. The approval of this Agreement by the Board of Directors of Buyer; and

                  c. The timely filing with the Internal Revenue Service of a valid election that the Corporation, effective as of January 1, 2001, be treated as a taxable REIT subsidiary as described in Section 856(l) of the Internal Revenue Code of 1986, as amended.

         5. Mutual Representations and Warranties. In order to induce the other party to enter into this Agreement and consummate the transactions contemplated hereby, each Seller represents and warrants to the Buyer, and the Buyer represents and warrants to each Seller, as of the date hereof and as of the time of Closing that:

                  a. Each party has complied with all provisions of applicable law in connection with this Agreement and has full power and authority under applicable law to execute, deliver and perform this Agreement and any and all agreements, certificates, documents and instruments contemplated by this Agreement.

                  b. This Agreement constitutes the legal, valid and binding obligation of each party and is enforceable against such party in accordance with its terms. Each and every one of the agreements, certificates, documents and instruments which shall now or hereafter be executed by each party and delivered to any other party in connection with this Agreement, is and will constitute the legal, valid and binding obligation of such party and will be enforceable against such party in accordance with its respective terms.

                  c. The execution and delivery of this Agreement and each certificate, document and/or instrument which shall now or hereafter be executed by each party and delivered to any other party in connection with this Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of, or a default under any agreement to which such party is a party or by which any such party or any of such party's property may be bound, or any statute, regulation, order or other law to which any such party is subject.

                  d. No party has any obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which any party hereto could become liable or obligated.

         6. Representations and Warranties of the Seller. In order to induce the Buyer to enter into this Agreement and to perform his obligations hereunder, each Seller hereby represents and warrants to the Buyer as of the date hereof and as of the time of Closing as follows:


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                  a.       The Stock is owned of record and beneficially by the
Seller alone, free and clear of any and all liens, claims and encumbrances of any kind whatsoever, except for the pledge thereof to Bank of America, N.A. which will be released in connection with the Closing. At the Closing, the transfer by the Seller of the Stock will convey to Buyer valid and marketable title to the Stock, free and clear of any and all liens, claims and encumbrances.

                  b. The Seller has been furnished or otherwise obtained all information necessary to enable Seller to evaluate the merits of the sale of the Stock.

         7. Covenants. Each Seller covenants and agrees as follows with respect to the period between the execution of this Agreement and the Closing:

                  a. The Seller will not engage in any practice or take any action inconsistent with the continuation of the ordinary course of business of the Corporation.

                  b. The Seller will not seek to remove the Stock from the existing pledge thereof to Bank of America Texas, N.A. except in furtherance of the consummation of sale of the Stock to Buyer in accordance with this Agreement, and will not otherwise pledge, encumber or hypothecate such Stock or permit any liens to attach thereto. The Seller agrees to take all such actions necessary or convenient to cause the release of the Stock from the pledge to Bank of America Texas, N.A. in furtherance of the consummation of this Agreement.

         8.       Miscellaneous.

                  a. Governing law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

                  b. Recitals. The parties acknowledge that the Recitals hereto are true and correct and they are by this reference incorporated into this Agreement.

                  c. Notices. Any notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or when deposited in the United States mail, by registered or certified mail, postage prepaid, return receipt requested, as follows:

If to the Buyer:                Pinnacle Towers, Inc.
                                301 North Cattlemen Road, Suite 300
                                Sarasota, FL  34232
                                Attention: Christine Shirley, Treasurer


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If to a Seller:                 Robert J. Wolsey
                                301 North Cattlemen Road, Suite 300
                                Sarasota, FL  34232

                                Steven R. Day
                                301 North Cattlemen Road, Suite 300
                                Sarasota, FL  34232

or to such other address as the party hereto may from time to time give written notice of, in accordance with this Section 8, to the others.

                  d. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, among the parties hereto with respect to the subject matter hereof. This Agreement may not be amended or modified in any way except by a written instrument executed by all of the parties hereto.

                  e. Benefits; Binding Effect. This Agreement shall be for the benefit of and binding upon the parties hereto, their respective heirs, personal representatives, legal representatives, successors and assigns.

                  f. No Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly so provided.

                  g. No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, firm, corporation, partnership, association or other entity, other than the parties hereto and persons and entities whose name appears in this Agreement and their respective heirs, personal representatives, legal representatives, successors and assigns, any rights or remedies under or by reason of this Agreement.

                  h. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not be inserted.

                  i. Expenses. All legal, accounting and other costs and expenses incurred in connection with this Agreement and any of the transactions


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contemplated hereby shall be borne and paid by the party incurring such costs and expenses, and no party shall be obligated for any cost or expense incurred by any other party.

                  j. No Brokerage. The Buyer and the Seller hereby severally declare that no broker or finder has been employed by any of them, that all negotiations relative to this Agreement have been carried on directly between them without the intervention of any person other than counsel to the respective parties hereto and that no person or entity is entitled to any brokerage or finder's fee with respect to this Agreement or any transaction contemplated by this Agreement.

                  k. Section Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

                  l. Counterparts. This Agreement may be executed in any number of counterparts and by the several parties hereto in separate counterparts, each of which shall be deemed to be one and the same instrument.

                  m. Further Assurances. Each of the parties hereto agrees to cooperate with each other party in good faith to carry out the purpose and intent of this Agreement, and from time to time upon reasonable request, will execute and deliver such other instruments of assignment, transfer and conveyance and take such other actions as may be reasonably required to more effectively carry out the purpose and intent of this Agreement and effect the transactions contemplated hereby.

                  n. Survival. All the representations, warranties, covenants and agreements of the parties contained in this Agreement shall survive the closing hereunder, and continue in full force and effect forever thereafter, subject to any applicable statute of limitations.

                  o. Attorney's Fees. If any legal action, arbitration or other proceedings is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred with that action or proceeding, in addition to any other relief to which any of them may be entitled, including attorneys' fees and costs in any appellate proceeding.

                  p. Construction. Neither this Agreement nor any related document shall be construed more strongly against any party regardless of who was responsible for its preparation.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


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SELLERS:                                    BUYER:

                                            PINNACLE TOWERS, INC.


--------------------------------            By
Robert J. Wolsey                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------


--------------------------------
Steven R. Day



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